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                                                                      EXHIBIT 24

                            LIMITED POWER OF ATTORNEY

         Each of the undersigned directors of Corn Products International, Inc. hereby severally constitutes and appoints Marcia E. Doane and James W. Ripley, and each of them, their true and lawful attorneys-in-fact for the undersigned, in any and all capacities, with full power of substitution, to sign the Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), and any and all amendments thereto, with respect to the registration under the Securities Act of securities and obligations of Corn Products International, Inc. with respect to its 1998 Stock Incentive Plan (as amended and restated February 12, 2003) and to file the same with exhibits thereto and other documents in connection therewith, with the Commission, whether filed prior or subsequent to the time such registration statement becomes effective, granting unto each said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 21st day of May, 2003.

/s/ RICHARD J. ALMEIDA                      /s/ BERNARD H. KASTORY
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Richard J. Almeida                          Bernard H. Kastory

/s/ LUIS ARANGUREN-TRELLEZ                  /s/ WILLIAM S. NORMAN
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Luis Aranguren-Trellez                      William S. Norman

/s/ ALFRED C. DECRANE, JR.                  /s/ JAMES M. RINGLER
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Alfred C. DeCrane, Jr.                      James M. Ringler

/s/ GUENTHER E. GREINER                     /s/ SAMUEL C. SCOTT III
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Guenther E. Greiner                         Samuel C. Scott III

/s/ RONALD M. GROSS                         /s/ CLIFFORD B. STORMS
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Ronald M. Gross                             Clifford B. Storms

/s/ KAREN L. HENDRICKS
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Karen L. Hendricks